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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 April 23, 2001


                               UNITEL VIDEO, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                        1-8654                   23-1713238
-----------------------------       ----------------        ------------------
(State or other jurisdiction        (Commission File         (I.R.S. Employer
   of incorporation)                    Number)              Identification No.)


555 West 57th Street, New York, New York                             10019
----------------------------------------                         ------------
(Address of principal executive offices)                          (Zip Code)


                                  212-265-3600
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                    ----------------------------------------
                         (Former name or former address,
                          if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On January 5, 2001, Unitel Video, Inc. (the "Company"), Unitel 53 LLC and Unitel 57 LLC, each a debtor and a debtor in possession under Case Nos. 99-02979, 99-02981 and 99-02982 (the Company, together with the other debtors, the "Debtors") in the United States Bankruptcy Court for the District of Delaware (the "Court"), entered into an Asset Purchase Agreement (the "Agreement") with All Mobile Video, Inc. for the sale of substantially all of the assets used by the Debtors in connection with their studio production business (the "Assets") for $23 million. On January 8, 2001, the Court entered an order approving the Agreement and the sale of the Assets. The transactions contemplated by the Agreement were consummated on April 23, 2001.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial statements of business acquired:

               Not applicable

          (b)  Pro forma financial information:

               It is impractical for the Company to provide the required pro forma financial information at this time. The Company expects to file such information with the Securities and Exchange Commission on or before July 6, 2001.

          (c)  Exhibits:

               2.1 Asset Purchase Agreement, dated January 5, 2001, between the Company and All Mobile Video, Inc.

               99.1: The Company's press release, dated April 24, 2001.

               99.2: Order authorizing and approving the Agreement, the sale of substantially all of the Assets and all other transactions necessary to consummate the sale of the Assets, entered by the Court.











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                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                                 UNITEL VIDEO, INC.




Date: April 24, 2001                      By:  /s/ BRIAN MITTMAN
                                               ---------------------------------
                                                 Brian Mittman
                                                 Vice President
                                                 Getzler & Co., Inc.
                                                        For Unitel Video, Inc.





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                                        EXHIBIT INDEX


Exhibit No.      Exhibit
----------       -------
2.1              Asset Purchase Agreement, dated January 5, 2001, between the
                 Company and All Mobile Video, Inc.

99.1             The Company's press release, dated April 24, 2001.

99.2 Order authorizing and approving the Agreement, the sale of substantially all of the Assets and all other transactions necessary to consummate the sale of the Assets, entered by the Court.




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